UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 13, 2015

LIVEWIRE ERGOGENICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54588	26-1212244
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

24845 Corbit Place, Yorba Linda, CA 92887

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (714) 940-0155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 6, 2015, Article Eight of the Company’s Articles of Incorporation was amended to increase the authorized common stock from 200,000,000 shares to 1,500,000,000 shares.

Item 9.01 Financial Statements and Exhibits.

The following Exhibits are attached hereto.

Exhibit Number	Description

9.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVEWIRE ERGOGENICS, INC

Date: April 13, 2015	By:	/s/ Bill Hodson
Bill Hodson Chief Executive Officer

2